UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

 Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 10, 2013

HUNTINGTON BANCSHARES

INCORPORATED

(Exact name of registrant as specified in its charter)

Maryland	1-34073	31-0724920

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Huntington Center
41 South High Street
Columbus, Ohio	43287

(Address of principal executive	(Zip Code)
Office)

Registrant’s telephone number, including area code (614) 480-8300

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

On October 10, 2013, Huntington Bancshares Incorporated (“Huntington”) and Camco Financial Corporation (“Camco”) issued a joint press release announcing the execution of an Agreement and Plan of Merger, dated as of October 9, 2013, providing for the merger of Huntington and Camco.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.                      Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
99.1	Joint Press Release, dated October 10, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUNTINGTON BANCSHARES INCORPORATED
Date: October 10, 2013	By:	/s/ David S. Anderson
	Name:	David S. Anderson
	Title:	Executive Vice President, Interim CFO and Controller

EXHIBIT INDEX

Exhibit Number	Description
99.1	Joint Press Release dated October 10, 2013.